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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                               September 23, 2004
                Date of Report (Date of earliest event reported)

                              METALDYNE CORPORATION

             (Exact name of registrant as specified in its charter)

          Delaware                         1-12068               38-2513957
(State or other jurisdiction of   (Commission file number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                               47659 Halyard Drive
                            Plymouth, Michigan 48170
                    (Address of principal executive offices)
                                 (734) 207-6200

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

     Metaldyne Corporation (the "Company") issued two press releases on September 23, 2004 containing information regarding certain preliminary financial information, the conclusion of the previously disclosed independent accounting investigation, the investigative findings, the impact of those findings on previously reported financial information and current actions and plans to improve controls and procedures at the Company. The text of such press releases are included as Exhibits 99.1 and 99.2 hereto and the text thereof are incorporated by reference into this item.

Item 2.06.  Material Impairments.

     The Company issued a press release on September 23, 2004 containing information regarding an impairment charge taken in the first quarter of 2004 related to two divested aluminum die casting facilities within the Company's Driveline segment, the text of which is included as Exhibit 99.2 hereto incorporated by reference into this item.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     (a) As previously reported, previously issued financial statements were impacted by admissions by a former division controller at the Company that he had participated in overstatements and understatements of income at the Company's Sintered division. As previously reported, as a consequence of the foregoing, the Company's Board of Directors authorized an independent investigation into certain accounting matters. That independent investigation is now concluded. The Company issued two press releases on September 23, 2004 containing information regarding certain preliminary financial information, the conclusion of the previously disclosed independent accounting investigation, the investigative findings, the impact of those findings on previously reported financial information and current actions and plans to improve controls and procedures at the Company. The Company's Board of Directors and Audit Committee formally considered those findings and the foregoing information on September 21st, 22nd and 23rd. The text of such press releases are included as Exhibits
99.1 and 99.2 hereto and the text thereof are incorporated by reference into this item.

     (b) Not applicable.

     (c) Not applicable.

Item 7.01.  Regulation FD.

     The Company issued two press releases on September 23, 2004 containing information regarding certain preliminary financial information, the conclusion of the previously disclosed independent accounting investigation, the investigative findings, the impact of those findings on previously reported financial information and current actions and plans to improve controls and procedures at the Company. The text of such press releases are included as Exhibits 99.1 and 99.2 hereto and the text thereof are incorporated by reference into this item.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.        Description
              99.1               Press Release
              99.2               Press Release



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 23, 2004


                                        METALDYNE CORPORATION



                                        By: /s/ Jeffrey M. Stafeil
                                            -----------------------------------
                                            Name:      Jeffrey M. Stafeil
                                            Title:     Chief Financial Officer




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                                  EXHIBIT INDEX




     Exhibit No.        Description
     99.1               Press Release.
     99.2               Press Release.


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